Commitments and Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2025	Dec. 31, 2024
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

11.Commitments and Contingencies

Contingent Obligation – Isaac Mizrahi Transaction

Under the terms of the May 31, 2022 transaction related to the sale of a majority interest in the Isaac Mizrahi brand (as subsequently amended in 2023 and 2024), the Company had agreed with WHP that, in the event that the aggregate royalties received by IM Topco were less than $13.5 million for the twelve-month period ending March 31, 2025 or less than $18.0 million for the year ending December 31, 2025, Xcel was obligated to transfer equity interests in IM Topco to WHP equal to 12.5% of the total outstanding equity interests of IM Topco, such that Xcel’s ownership interest in IM Topco would decrease from 30% to 17.5%, and WHP’s ownership interest in IM Topco would increase from 70% to 82.5%.

During 2024, management concluded that, based on current trends in and projections of IM Topco’s royalty revenues as well as the Company’s decision to not make the remaining additional royalty payments to IM Topco (see Note 10), it was virtually certain that the Company would be required to make such transfer of equity interests to WHP in 2025. As such, the Company estimated and recorded a contingent obligation of approximately $6.25 million as of September 30, 2024, and recognized a corresponding non-cash charge in the statement of operations for the prior year quarter and prior year nine months. During the three months ended December 31, 2024, the Company recorded an adjustment to this contingent obligation of approximately $(2.04) million, resulting in a $4.21 million contingent obligation reflected on the condensed consolidated balance sheet as of December 31, 2024.

As of March 31, 2025, in accordance with the terms of the amended membership purchase agreement between Xcel and WHP, WHP became contractually entitled to receive from Xcel equity interests in IM Topco equal to 12.5% of the total outstanding equity interests of IM Topco. Also during the three months ended March 31, 2025, the Company adjusted the carrying value of the contingent obligation to its estimated fair value of $3.97 million as of March 31, 2025 in the condensed consolidated balance sheets, and recognized a $(0.24) million credit in the condensed consolidated statements of operations.

On and effective April 15, 2025, such equity interests were transferred to WHP in full satisfaction and settlement of this contractual obligation, and the previously recorded liability was de-recognized by reducing the value of the asset for the investment in IM Topco.

Contractual Commitment – Disposition of IM Topco Equity Interests

On and effective September 26, 2025, the Company, IM Topco, and two subsidiaries of WHP entered into a settlement agreement, pursuant to which the Company agreed to transfer all of its remaining equity interests in IM Topco to WHP, in exchange for (i) the release of the Company’s liability under a license agreement with IM Topco (see Note 10) and (ii) a capital appreciation right for the Company to receive 15% of the net consideration received by IM Topco and/or WHP in excess of $46 million in connection with any potential future capital transaction involving IM Topco which occurs on or before September 1, 2032. The equity interests were transferred on October 1, 2025.

Legal Matters

From time to time, the Company becomes involved in legal claims and litigation in the ordinary course of business. The Company routinely assesses all its litigation and threatened litigation as to the probability of ultimately incurring a liability, and records its best estimate of the ultimate loss in situations where it assesses the likelihood of loss as probable. In the opinion of management, based on consultations with legal counsel, the disposition of litigation currently pending against the Company is unlikely to have, individually or in the aggregate, a materially adverse effect on the Company’s business, financial position, results of operations, or cash flows.

9.Commitments and Contingencies

Leases

The Company is party to operating leases for real estate, and for certain equipment and storage space with a term of 12 months or less. The Company is currently not a party to any finance leases. As of December 31, 2024, the Company’s real estate leases have a weighted-average remaining lease term of approximately 4.68 years, and the lease liabilities are measured using a weighted-average discount rate of 7.85%.

1333 Broadway Lease

The Company has an operating lease for approximately 29,600 square feet of office space at 1333 Broadway, 10th floor, New York, New York, which commenced on March 1, 2016 and expires on October 30, 2027. The average annual fixed rent over the term of this lease is approximately $1.3 million per year, and the lease requires the Company to pay additional rents related to increases in certain taxes and other costs on the property.

On January 26, 2024, the Company (as sublessor) entered into an agreement for the sublease of the offices located at 1333 Broadway to a third-party subtenant through October 30, 2027. The average annual fixed rent over the term of the sublease is approximately $0.8 million per year. As a result of entering into the sublease, the Company recognized non-cash impairment charges of approximately $3.1 million during the Current Year related to the right-of-use asset. Also in connection with entering into the sublease, the Company recognized a non-cash impairment charge of approximately $0.4 million during the Current Year related to leasehold improvement assets at this location.

As of December 31, 2024, this lease had a remaining lease term of approximately 2.83 years.

550 Seventh Avenue Lease

Effective February 29, 2024, the Company entered into an operating lease for new corporate offices located at 550 Seventh Avenue, 11th floor, New York, New York. This lease commenced in April 2024 and expires in April 2031. The average annual lease cost over the term of this lease is approximately $0.5 million per year.

Upon commencement of the lease during the Current Year, the Company recognized a right-of-use asset and corresponding lease liability related to this lease of approximately $2.6 million; the discount rate used for the measurement of this right-of-use asset and lease liability was based on the Company’s incremental borrowing rate of 9.60%.

As of December 31, 2024, this lease had a remaining minimum lease term of approximately 7.33 years.

Westchester Lease

The Company previously leased approximately 1,300 square feet of retail space for its former retail store location in Westchester, New York, which was closed in 2022. In the Prior Year, the Company successfully negotiated a settlement with the lessor resulting in the termination of this lease, and recognized a gain related to the settlement of $0.4 million within other operating costs and expenses (income) in the consolidated statement of operations.

Summary Lease Information

For the years ended December 31, 2024 and 2023, total lease expense included in selling, general and administrative expenses on the Company’s consolidated statements of operations was approximately $0.9 million and $1.6 million, respectively, and was comprised of the following:

($ in thousands)	2024	2023
Operating lease cost	$1,205	$1,337
Short-term lease cost	98	62
Variable lease cost	247	233
Sublease income	(671)	—
Total lease cost	$879	$1,632

Cash paid for amounts included in the measurement of operating lease liabilities was $1.6 million in each of the Current Year and Prior Year. Cash received from subleasing in the Current Year was $0.5 million.

As of December 31, 2024, the maturities of lease liabilities were as follows:

Amount
Year	(in thousands)
2025	$1,926
2026	2,060
2027	1,841
2028	570
2029	585
Thereafter	1,420
Total lease payments	8,402
Less: Discount	1,592
Present value of lease liabilities	6,810
Current portion of lease liabilities	1,513
Non-current portion of lease liabilities	$5,297

Employment Agreements

The Company has employment contracts with certain executives. The total future minimum payments due under these contracts for the remainder of their current terms is $2.14 million, which will be paid during the year ending December 31, 2025.

In addition, the Company’s employment contracts with certain executives contain performance-based bonus provisions, which include bonuses based on the Company achieving revenues in excess of established targets and/or on operating results.

Certain of the employment agreements contain severance and/or change in control provisions. Aggregate potential severance compensation amounted to approximately $2.84 million as of December 31, 2024.

Contingent Obligation – Lori Goldstein Earn-Out

In connection with the April 1, 2021 purchase of the Lori Goldstein trademarks, the Company had agreed to pay the seller additional cash consideration (the “Lori Goldstein Earn-Out”) of up to $12.5 million, based on royalties earned during the six calendar year period commencing in 2021. The Lori Goldstein Earn-Out was initially recorded as a liability of $6.6 million, based on the difference between the fair value of the acquired assets of the Lori Goldstein brand and the total consideration paid, in accordance with the guidance in ASC Subtopic 805-50.

As of December 31, 2022, based on the performance of the Lori Goldstein brand to date, approximately $0.2 million of additional consideration was earned by the seller, and this $0.2 million of additional consideration was paid to the seller during 2023. Based on the performance of the Lori Goldstein brand through December 31, 2023, approximately $1.0 million of incremental additional consideration was earned by the seller, which would have been paid out in 2024.

During the year ended December 31, 2024 the Company paid approximately $0.3 million of the $1.0 million earned. As a result of the June 30, 2024 divestiture of the Lori Goldstein brand (as described in Note 3), the seller waived their rights with respect to the Lori Goldstein Earn-Out amounts that had been previously earned and had not yet been paid, and terminated their rights to any future payments under the Lori Goldstein Earn-Out. As a result, the Company de-recognized approximately $1.03 million of accrued Lori Goldstein Earn-Out payments and the remaining balance of approximately $5.05 million of contingent obligations recorded on the Company’s balance sheet. As of December 31, 2024, there are no liability amounts remaining on the Company’s consolidated balance sheet related to the Lori Goldstein Earn-Out.

Contingent Obligation – Isaac Mizrahi Transaction

In connection with the May 31, 2022 transaction related to the sale of a majority interest in the Isaac Mizrahi Brand, the Company agreed with WHP that, in the event that IM Topco receives less than $13.3 million in aggregate royalties for any four consecutive calendar quarters over a three-year period ending on May 31, 2025, WHP would be entitled to receive from Xcel up to $16 million, less all amounts of net cash flow distributed to WHP on an accumulated basis, as an adjustment to the purchase price previously paid by WHP. Such amount would be payable by the Company in either cash or equity interests in IM Topco held by the Company.

In November 2023, this agreement was amended such that the purchase price adjustment provision was waived until the measurement period ending March 31, 2024.

On April 12, 2024, this agreement was further amended such that the purchase price adjustment provision within the membership purchase agreement was waived until the measurement period ending September 30, 2025. This amendment also provided that if (i) IM Topco royalties are less than $13.5 million for the twelve-month period ending March 31, 2025 or (ii) IM Topco royalties are less than $18.0 million for the year ending December 31, 2025 or (iii) Xcel fails to make certain payments to IM Topco under the terms of the license agreement between Xcel and IM Topco (see Note 11) on or before January 30, 2025, then Xcel shall transfer equity interests in IM Topco to WHP equal to 12.5% of the total outstanding equity interests of IM Topco, such that Xcel’s ownership interest in IM Topco would decrease from 30% to 17.5%, and WHP’s ownership interest in IM Topco would increase from 70% to 82.5%.

Prior to the Current Year, no amount was recorded on the Company’s consolidated balance sheets related to this contingent obligation.

During the Current Year, management concluded that, based on current trends in and projections of IM Topco’s royalty revenues as well as the Company’s decision to not make the remaining royalty payments to IM Topco, it was virtually certain that the Company would be required to make such transfer of equity interests to WHP in 2025. As such, the Company estimated and recorded a contingent obligation of $4.21 million in the accompanying consolidated balance sheets, and recognized a corresponding non-cash charge in the consolidated statements of operations for the Current Year.

Legal Proceedings

From time to time, the Company becomes involved in legal claims and litigation in the ordinary course of business. The Company routinely assesses all its litigation and threatened litigation as to the probability of ultimately incurring a liability and records its best estimate of the ultimate loss in situations where it assesses the likelihood of loss as probable.

In the opinion of management, based on consultations with legal counsel, the disposition of litigation pending against the Company as of December 31, 2024 is unlikely to have, individually or in the aggregate, a materially adverse effect on the Company’s business, financial position, results of operations, or cash flows.